                                                                   EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-43860, 33-46317, 33-87108, 33-60029,
33-64992, 33-63169, and 333-00785.


                                                             Arthur Andersen LLP
Seattle, WA
March 24, 1997